Exhibit 10.35

WILLIS ENGINE SECURITIZATION TRUST
$200,000,000 Series 2005-A1 Floating Rate Notes

NOTE PURCHASE AGREEMENT

As of July 28, 2005

UBS Securities LLC and

UBS Limited, each d.b.a.

UBS Investment Bank

1285 Avenue of the Americas, 11th Floor

New York, New York 10019

Ladies and Gentlemen:

1.  Introduction. Willis Lease Finance Corporation, a Delaware corporation (“Willis”), has formed Willis Engine Securitization Trust, a Delaware statutory trust (“WEST”), that will issue Willis Engine Securitization Trust Series 2005-A1 Floating Rate Notes (the “Notes”), in the initial aggregate principal amount of $200,000,000, secured by (among other things) WEST’s indirect ownership interests in certain aircraft engines (“Engines”) and operating leases thereon. WEST will acquire its indirect ownership interest in the Engines and related leases and other assets from Willis pursuant to an asset transfer agreement dated as of the Closing Date (as defined below) (the “Asset Transfer Agreement”). The Notes will be issued pursuant to an indenture dated as of the Closing Date (the “Master Indenture”) between WEST and Deutsche Bank Trust Company Americas (“Deutsche”), as indenture trustee (in such capacity the “Indenture Trustee”) as supplemented by the Series 2005-A1 supplement thereto dated as of the Closing Date (the “Series Supplement” and, together with the Master Indenture, the “Indenture”), and secured pursuant to a security trust agreement dated as of the Closing Date among WEST and various of WEST’s direct and indirect subsidiaries as grantors, and Deutsche as security trustee (in such capacity the “Security Trustee”). Capitalized terms used herein that are not otherwise defined have the meanings given to them in the Indenture.

UBS Securities LLC (“UBSS”) and UBS Limited (“UBSL”), jointly are doing business as UBS Investment Bank (“UBS”), a securities firm engaged in the business of selling securities directly to purchasers or through other securities dealers. WEST proposes to issue and sell the Notes (the “Offered Notes”) to UBS (the “Initial Purchaser”) pursuant to the terms and conditions of this note purchase agreement (this “Agreement”).

WEST will offer the Offered Notes through the Initial Purchaser for resale without their being registered under the Act (as defined herein) in reliance upon exemptions provided by Section 4(2) and Rule 144A thereof and Regulation S thereunder (“Regulation S”). The Offered Notes will be offered for resale by the Initial Purchaser (a) only (i) to persons who are Qualified Institutional Buyers or Institutional Accredited Investors (in each case as defined herein), or (ii) outside the United States to persons who are non-U.S. persons in reliance upon, and in accordance with, Regulation S (persons satisfying the foregoing requirements, “Eligible Investors”), and (b) in accordance with any applicable laws and the restrictions set forth in the Final Offering Memorandum (as defined below) under the headings “Plan of Distribution” and “Transfer Restrictions”.

As used herein, “Qualified Institutional Buyer” means a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Act”); “U.S. Person” means a “U.S. person” within the meaning of Rule 902(k) of Regulation S under the Act; and “Institutional Accredited Investor” means either (i) an “accredited investor” within the meaning of paragraph (1), (2), (3), or (7) of Rule 501(a) of Regulation D under the Act or (ii) an entity all of whose equity owners fall within those paragraphs.

WEST has prepared and delivered to the Initial Purchaser a preliminary private placement memorandum dated June [    ], 2005 and distributed on or about June 29, 2005 and as supplemented by the Supplement thereto dated July 19, 2005 (as so supplemented, the “Preliminary Private Placement Memorandum”). WEST will prepare and deliver to the Initial Purchaser a final offering memorandum dated on or about August 2, 2005 (the “Final Offering Memorandum”). The Preliminary Private Placement Memorandum and the Final Offering Memorandum and all amendments or supplements to them, or revisions of them, and any accompanying exhibits and supplemental offering materials delivered to any prospective investor, are herein referred to as the “Offering Documents.”

2.  Offers and Sales of Offered Notes; Fees and Expenses.

(a) Subject to the terms and conditions contained herein and on the basis of the representations and warranties herein set forth, WEST hereby agrees to sell the Offered Notes to the Initial Purchaser as provided herein, and UBSS and UBSL, as the Initial Purchaser, hereby jointly and severally agree to purchase such Offered Notes from WEST on the Closing Date (as defined below), in the amount and at the price (the “Purchase Price”) set forth on Schedule A hereto. UBSS and UBSL, as the Initial Purchaser, have agreed that the offering of the Offered Notes will be made during the Offering Period (and, if applicable, the Resale Period) (each as defined below), and UBSS and UBSL, as the Initial Purchaser, jointly and severally agree, dining the Offering Period and, if applicable, the Resale Period,

(i) to use their best efforts to identify and obtain resale orders for the Offered Notes with prospective purchasers that the Initial Purchaser believes to be Eligible Investors;

(ii) to deliver the applicable Offering Documents as approved by WEST and Willis to each prospective investor in the Offered Notes; and

(iii) to solicit offers for the Offered Notes in accordance with this Agreement.

“Offering Period” means the period beginning today and ending on the earliest of

•     the termination of this Agreement in accordance with Section 8,

•     the Closing Date (as defined in Section 3 below), and

•     any other date mutually agreed upon by the Initial Purchaser, Willis and WEST.

“Resale Period” means the 180 day period beginning on the Closing Date, during which period any unsold principal amount of Offered Notes that may have been purchased by the Initial Purchaser on the Closing Date as described in Section 6(v) hereof remains unsold by the Initial Purchaser (it being understood that no Resale Period exists, if no such unsold amount is purchased on the Closing Date, or continues to exist once such unsold amount that is purchased is resold by the Initial Purchaser).

(b) Willis and WEST confirm that they have authorized the Initial Purchaser to offer the Offered Notes for resale before today in a manner consistent with this Agreement and to use the Offering Documents in connection therewith.

(c) As compensation for the services of the Initial Purchaser under this Agreement, WEST agrees to pay the Initial Purchaser a commission, in same-day funds on the Closing Date and simultaneously with the issuance and sale of the Offered Notes, equal to 0.80% of the original principal amount of the Offered Notes that are purchased by the Initial Purchaser, and regardless of whether the Offered Notes are resold to investors identified by the Initial Purchaser or another party.   Such compensation shall be separate from, and (as applicable) in addition to, any other compensation which Willis and/or WEST may agree or have agreed to pay UBS in any other capacities in which it may be acting in connection with the structuring and sale of the Offered Notes, including without limitation the role of Co-structuring Agent as described in the Offering Documents.

(d) In addition, whether or not the transactions contemplated by this Agreement are consummated, WEST agrees to pay or cause to be paid the following (it being understood that if WEST should fail to pay such amounts, Willis hereby agrees to pay such expenses of UBS):

(i) the fees of, disbursements by, and expenses of counsel to and accountants of the Initial Purchaser (subject to, in the case of such amounts relating to counsel, any separate agreement limiting such costs that UBS, WEST and Willis may enter into on or after the date hereof) and the reasonable out-of-pocket expenses of the Initial Purchaser, in each case incurred in connection with the offering and distribution of the Offered Notes;

(ii) all expenses in connection with the preparation, printing, and distribution of the Offering Documents and any amendments and supplements to them or revisions of them;

(iii) the cost of preparing certificates representing the Offered Notes;

(iv) the fees charged by Moody’s and Fitch for rating the Offered Notes;

(v) the fees and expenses of the Indenture Trustee and Security Trustee and the fees and disbursements of counsel for the Indenture Trustee and Security Trustee in connection with its execution and delivery of the Indenture and the Security Trust Agreement, as applicable; and

(vi) the fees and expenses of UT Finance Corporation and the fees and disbursements of counsel for UT Finance Corporation in connection with its execution and delivery of the Backup Servicing Agreement and the Backup Administrative Agency Agreement, if any and as applicable.

(e) WEST agrees to pay, and will save the Initial Purchaser harmless from, all liabilities with respect to nonpayment or delay in payment of, any taxes that may be payable with respect to the execution and delivery of this Agreement or any other agreements entered into in connection with the issuance and sale of the Offered Notes.

(f) WEST agrees to pay, or reimburse the Initial Purchaser for, all reasonable expenses (including all reasonable out-of-pocket expenses that the Initial Purchaser may incur) in connection with (i) the enforcement of this Agreement by the Initial Purchaser against Willis or WEST, or (ii) the Initial Purchaser’s waiver of, or giving of consents to amendments of, any terms of this Agreement (whether or not the amendment or waiver becomes effective).

(g) The Initial Purchaser (in its capacity as such hereunder) will not have any rights or obligations in connection with the offering contemplated hereby except as expressly provided in this Agreement. In no event shall the Initial Purchaser be obligated to purchase the Offered Notes, whether as principal or agent, or to cause the resale of the Offered Notes, other than its obligations to use its best efforts to perform the services specifically set forth herein with respect to the Offered Notes and to purchase the Offered Notes, subject to the terms and conditions hereof. The Initial Purchaser is under no obligation to make a market in the Offered Notes.

3.  Delivery. The Offered Notes shall be issued in the forms provided in the Indenture and in denominations no less than the minimum denominations specified in the Final Offering Memorandum, and payment for the Offered Notes will be made at the offices of Pillsbury Winthrop Shaw Pittman LLP, New York, New York (or such other place as shall be agreed upon by the Initial Purchaser and WEST), at 10:00 a.m., New York City time, on August 9 , 2005 (or at such other time or date, not later than seven full Business Days thereafter, as shall be agreed upon by the Initial Purchaser and WEST) (such date and time of payment and delivery being referred to herein as the “Closing Date”). Subject to WEST’s receipt and acceptance of subscriptions or resale orders with the prospective Eligible Investors, against payment to or upon the order of WEST by the Initial Purchaser of the purchase price by wire transfer of immediately available funds, WEST shall cause the Offered Notes (or beneficial interests therein) to be delivered to the Initial Purchaser.

Delivery of the Offered Notes on the Closing Date will be made in book-entry form through the facilities of The Depository Trust Company (“DTC”) and, in the case of any Book-Entry Notes to be delivered or resold to non-U.S. Persons, the facilities of Clearstream Banking société anonyme, or the Euroclear System (Notes delivered in book-entry form, “Book-Entry Notes”). Each Class of Book-Entry Notes will be represented by definitive global certificated Notes to be deposited by or on behalf of WEST with DTC.

4.  Representations, Warranties and Agreements.

(a) WEST and Willis represent and warrant to, and agree with, the Initial Purchaser that:

(i) The Initial Purchaser has been furnished with a copy of the Offering Documents, other than the Final Offering Memorandum. Not later than three (3) Business Days before the Closing Date, the Initial Purchaser will be furnished with a copy of the Final Offering Memorandum. In each case, the Offering Documents contain, among other things, information concerning the Offered Notes, the Indenture and the other Related Documents (as defined in the Indenture). As of their respective dates, the Offering Documents and any amendments or supplements thereto did not and will not, and as of the Closing Date the Final Offering Memorandum will not, contain any untrue statement of a material fact and will not omit to state a material fact necessary in order to make the statements in them, in the light of the circumstances under which they were made, not misleading, except that no representation is made as to (A) the International Bureau of Aviation Study/IBA Appraisal contained therein as Schedule D and summaries thereof and any other projections or expressions of fact, opinion or belief of, or any other statistical data attributable to, the International Bureau of Aviation Study/IBA Appraisal; (B) the Avitas Appraisal contained therein as Schedule E and summaries thereof and any other projections or expressions of fact, opinion or belief of, or any other statistical data attributable to, the Avitas Appraisal; (C) the Airclaims Appraisal contained therein as Schedule F and summaries thereof and any other projections or expressions of fact, opinion or belief of, or any other statistical data attributable to, the Airclaims Appraisal; (D) the BK Appraisal contained therein as Schedule G and summaries thereof and any other projections or expressions of fact, opinion or belief of, or any other statistical data attributable to, the BK Appraisal; (E) the SH&E Study contained therein and summaries thereof and any other projections or expressions of fact, opinion or belief of, or any other statistical data attributable to, the SH&E Study, (F) the statements concerning The Depository Trust Company and its book-entry system; and (G) any notice, legend, disclosure or other item included in or related to the Final Offering Memorandum as a result of any offering in any jurisdiction other than the United States of America.

(ii) The descriptions of the Offered Notes and the Related Documents set forth in the Offering Documents, and the statements in the Offering Documents under the captions “Certain U.S. Federal Income Tax Considerations” and “Certain ERISA Considerations”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are materially accurate, complete and fair.

(b) Willis represents and warrants to, and agrees with, the Initial Purchaser that:

(i) Willis is a corporation, duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full power and authority to own its properties and to conduct its business, as described in the Offering Documents, and is duly qualified (or, as of the Closing Date, will be so qualified) to do business as a foreign corporation in each jurisdiction in which the nature of its activities, its ownership or lease of property or the conduct of its business requires such qualification. Willis (whether individually or in the capacity of Servicer or Administrative Agent, as applicable) has full power and authority to enter into and perform its obligations under this Agreement, as well as (to the extent that it is a party thereto) the Related Documents, and Willis is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules, and regulations of the jurisdictions in which it is conducting business.

(ii) This Agreement has been duly authorized, executed, and delivered by Willis. At or before the Closing Date, Willis will have duly authorized, executed, and delivered each Related Document to which it is a party.

(iii) Assuming their due authorization, execution, and delivery by the other parties to them other than Willis or any subsidiary thereof, as applicable, this Agreement and each of the Related Documents to which Willis or any subsidiary thereof is a party, when delivered by Willis or such subsidiary, will constitute valid and binding agreements of Willis or such subsidiary, enforceable against Willis or such subsidiary, as applicable, in accordance with their respective terms, except as enforceability may be limited by

•      bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, fraudulent conveyance, or other similar laws affecting the rights of creditors generally,

•      general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law, and

•      public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of any of those agreements that provide indemnification or contribution from securities law liabilities.

(iv) The execution, delivery, and performance of this Agreement and the Related Documents to which it is a party, will not result in a breach or violation of any term of the certificate of incorporation or by-laws or trust agreement or limited liability company agreement of, or any statute or regulation applicable to, Willis or any subsidiary thereof, or conflict with, result in a material breach, violation, or acceleration of, or constitute a default under, any indenture or other agreement or instrument to which Willis or any of its subsidiaries is a party or by which any of them is bound, or any order or decree applicable to Willis or any of its subsidiaries of any court, regulatory body, administrative agency, or governmental body having jurisdiction over Willis or any of its subsidiaries. None of Willis or any of its subsidiaries is a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order, or regulation of any court, regulatory body, administrative agency, or governmental body having jurisdiction over it that materially adversely affects the ability of Willis or such subsidiary, as applicable, to perform its obligations under this Agreement or any Related Document to which it is a party.

(v) There are no actions or proceedings against, or investigations of, Willis or any subsidiary thereof pending or, to the knowledge of Willis, threatened before any court, administrative agency or other tribunal

•      asserting the invalidity of this Agreement, any Related Document, or the Offered Notes,

•      seeking to prevent the issuance of the Offered Notes or the consummation of any of the transactions contemplated by this Agreement or the Related Documents,

•      that might materially adversely affect the performance by Willis or any subsidiary thereof (taken as a whole) of its respective obligations under, or the validity or enforceability against any of them of, this Agreement or any Related Document to which any of them is a party, or the Offered Notes, or

•      seeking to affect adversely the federal income tax attributes of the Offered Notes described in the Offering Documents.

(vi) Since the date of the latest audited financial statements of Willis there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), business, properties or results of operations of Willis or its subsidiaries taken as a whole.

(vii) No authorization, approval, or consent of, or filing with, any court or governmental authority or agency is necessary in connection with (A) Willis’ or any subsidiary’s execution and delivery of this Agreement or any Related Document to which it is a party, or (B) the offering, issuance, or sale of the Offered Notes as contemplated in this Agreement and the Indenture, except such as may be required under state securities laws, such security interest filings as may be contemplated in the Security Trust Agreement or the Indenture or other applicable Related Document, and any disclosures with respect to the transactions contemplated hereby required of Willis under the federal securities laws.

(viii) Willis possesses all material licenses, certificates, authorizations, and permits issued by the appropriate state, federal, or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, except in cases in which failure to obtain all licenses, certificates and permits or other approvals would not singly or in the aggregate have a material adverse effect on Willis and any subsidiary thereof taken as a whole. Willis has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization, or permit that, singly or in the aggregate, if the subject of any unfavorable decision, ruling, or finding, would materially adversely affect the business, operations, financial condition, properties or assets of Willis and any subsidiary thereof taken as a whole.

(ix) Any taxes, fees, and other governmental charges payable by Willis or any subsidiary thereof in connection with the execution and delivery of this Agreement, the Related Documents to which any of them is a party and the issuance and sale of the Offered Notes (other than federal, state, and local taxes payable on the income or gain recognized therefrom), have been or will be paid on or before the Closing Date.

(x) None of Willis nor any of its affiliates nor any persons acting on its or their behalf (other than the Initial Purchaser, any affiliate of the Initial Purchaser or anyone acting on its or their behalf, as to whom Willis makes no representation) has engaged or shall engage in any directed selling efforts as defined in Rule 902 of Regulation S under the Act with respect to the Offered Notes, and none of the foregoing persons has offered or sold any of the Offered Notes; and none of the foregoing persons has entered into any other contractual arrangements with any person with respect to the distribution of the Offered Notes.

(xi) None of Willis or any of its affiliates has offered or sold the Offered Notes by means of any form of general solicitation or general advertising and none of the foregoing persons shall offer to sell, offer for sale or sell the Offered Notes by means of any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(xii) Prior to the consummation of the offering and resale transactions contemplated herein, none of Willis or any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest, any Offered Notes or attempt to induce any person to purchase any Offered Notes; and none of them will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or raising the price of, the Offered Notes.

(xiii) Willis is not required to be registered as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(c) WEST represents and warrants to, and agrees with, the Initial Purchaser that:

(i) WEST is a statutory trust, duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full power and authority to own its properties and to conduct its business, as described in the Offering Documents and as presently conducted, and is duly qualified to do business as a foreign entity in each jurisdiction in which the nature of its activities, its ownership or lease of property or the conduct of its business requires such qualification. WEST has full power and authority to enter into and perform its obligations under this Agreement and the Related Documents to which it is a party, and WEST is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules, and regulations of the jurisdictions in which it is conducting business.

(ii) Each subsidiary of WEST that is party to any Related Document is an entity duly organized, validly existing and (to the extent such concept is relevant) in good standing under the laws of its applicable chartering jurisdiction, with full power and authority to own its properties and to conduct its business, as described in the Offering Documents and as presently conducted, and is duly qualified to do business as a foreign entity in each jurisdiction in which the nature of its activities, its ownership or lease of property or the conduct of its business requires such qualification. Each such subsidiary has full power and authority to enter into and perform its obligations under the Related Documents to which it is a party, and each such subsidiary is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules, and regulations of the jurisdictions in which it is conducting business.

(iii) This Agreement has been duly authorized, executed, and delivered by WEST. At or before the Closing Date, WEST and each subsidiary thereof will have duly authorized, executed, and delivered each Related Document to which it is a party, as applicable.

(iv) Assuming their due authorization, execution, and delivery by the other parties to them other than Willis or WEST or a subsidiary thereof, as applicable, this Agreement and each of the Related Documents, when delivered by any of WEST (or a subsidiary thereof) that is a party thereto, will constitute valid and binding agreements of WEST and/or such subsidiary (in each case to the extent a party thereto), enforceable against WEST and/or such subsidiary in accordance with their respective terms, except as enforceability may be limited by

•      bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, fraudulent conveyance or other similar laws affecting the rights of creditors generally,

•      general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law, and

•      public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of any of those agreements that provide indemnification or contribution from securities law liabilities.

(v) The issuance and sale of the Offered Notes has been duly and validly authorized by WEST; and the Offered Notes, when duly and validly executed by WEST and authenticated by the Indenture Trustee in accordance with the Indenture, and paid for and delivered as contemplated in this Agreement, will be valid, binding and enforceable obligations of WEST entitled to the benefits of the Indenture and the Security Trust Agreement, except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, fraudulent conveyance or other similar laws affecting the rights of creditors generally, and (B) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

(vi) The execution, delivery, and performance of this Agreement and the Related Documents to which it is a party, will not result in a breach or violation of any term of the certificate of incorporation or by-laws or trust agreement or limited liability company agreement of, or any statute or regulation applicable to, WEST or any subsidiary thereof, or conflict with, result in a material breach, violation, or acceleration of, or constitute a default under, any indenture or other agreement or instrument to which WEST or any of its subsidiaries is a party or by which any of them is bound, or any order or decree applicable to WEST or any of its subsidiaries of any court, regulatory body, administrative agency, or governmental body having jurisdiction over WEST or any of its subsidiaries. None of WEST or any of its subsidiaries is a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order, or regulation of any court, regulatory body, administrative agency, or governmental body having jurisdiction over it that materially adversely affects the ability of WEST or such subsidiary, as applicable, to perform its obligations under this Agreement or any Related Document to which it is a party.

(vii) There are no actions or proceedings against, or investigations of, WEST or any subsidiary thereof pending or, to the knowledge of WEST, threatened before any court, administrative agency or other tribunal

•      asserting the invalidity of this Agreement, any Related Document, or the Offered Notes,

•      seeking to prevent the issuance of the Offered Notes or the consummation of any of the transactions contemplated by this Agreement or the Related Documents,

•      that might materially adversely affect the performance by WEST or any subsidiary thereof (taken as a whole) of its respective obligations under, or the validity or enforceability against any of them of, this Agreement or any Related Document to which any of them is a party, or the Offered Notes, or

•      seeking to affect adversely the federal income tax attributes of the Offered Notes described in the Offering Documents.

(viii) There has not been any material adverse change in the business, operations, financial condition, properties, or assets of WEST or any subsidiary thereof (except in respect of the adverse effect that the financial difficulties of Varig and its subsidiary Rio Sul as a lessee, as disclosed in the Offering Documents, would have on the affected lessor subsidiaries of WEST Funding) that would have a material adverse effect on the ability of any of them to perform its obligations under this Agreement, or any Related Document to which it is a party (as applicable).

(ix) No authorization, approval, or consent of, or filing with, any court or governmental authority or agency is necessary in connection with (A) WEST’s or any subsidiary’s execution and delivery of this Agreement or any Related Document to which it is a party, or (B) the offering, issuance, or sale of the Offered Notes as contemplated in this Agreement and the Indenture, except such as may be required under state securities laws, and such security interest filings as may be contemplated in the Security Trust Agreement or the Indenture or other applicable Related Document.

(x) Each of WEST and any subsidiary thereof party to a Related Document possesses all material licenses, certificates, authorizations, and permits issued by the appropriate state, federal, or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, except in cases in which failure to obtain all licenses, certificates and permits or other approvals would not singly or in the aggregate have a material adverse effect on WEST and any subsidiary thereof taken as a whole. Neither WEST nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization, or permit that, singly or in the aggregate, if the subject of any unfavorable decision, ruling, or finding, would materially adversely affect the business, operations, financial condition, properties or assets of WEST or such subsidiary, as applicable.

(xi) Any taxes, fees, and other governmental charges payable by WEST or any subsidiary thereof in connection with the execution and delivery of this Agreement, the

Related Documents to which any of them is a party and the issuance and sale of the Offered Notes (other than federal, state, and local taxes payable on the income or gain recognized therefrom), have been or will be paid on or before the Closing Date.

(xii) Immediately following the closing of the transactions contemplated on the Closing Date, there will not exist any default by WEST or any condition, event or act, which, with notice or lapse of time or both, would constitute an Event of Default or Early Amortization Event.

(xiii) WEST has not, directly or indirectly, solicited any offer to buy or offered to sell, and shall not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Offered Notes in a manner that would require the Offered Notes to be registered under the Act, nor has WEST taken any other action that would constitute a distribution of any Offered Note under the Act, would render the disposition of any Offered Note a violation of Section 5 of the Act or any state securities law, or would require registration or qualification pursuant thereto.

(xiv) The Offered Notes are eligible for resale pursuant to Rule 144 A under the Act and shall not be, on the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or quoted in a United States automated interdealer quotation system.

(xv) None of WEST nor any of its affiliates nor any persons acting on its or their behalf (other than the Initial Purchaser, any affiliate of the Initial Purchaser or anyone acting on its or their behalf, as to whom WEST makes no representation) has engaged or shall engage in any directed selling efforts as defined in Rule 902 of Regulation S under the Act with respect to the Offered Notes, and none of the foregoing persons has offered or sold any of the Offered Notes; and none of the foregoing persons has entered into any other contractual arrangements with any person with respect to the distribution of the Offered Notes.

(xvi) None of WEST or any of its affiliates has offered or sold the Offered Notes by means of any form of general solicitation or general advertising and none of the foregoing persons shall offer to sell, offer for sale or sell the Offered Notes by means of any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(xvii) Prior to the consummation of the offering and resale transactions contemplated herein, none of WEST or any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest, any Offered Notes or attempt to induce any person to purchase any Offered Notes; and none of them will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or raising the price of, the Offered Notes.

(xviii) WEST is not required to be registered as an “investment company,” nor shall WEST be required to register as an “investment company,” under the Investment Company Act, as a result of the conduct of its business in the manner contemplated by the Offering Documents and the Related Documents.

(xix) Assuming the Initial Purchaser’s representations set forth in Section 4(b) below are true and accurate, no registration of the Offered Notes under the Act is required for the offer and sale of the Offered Notes in the manner contemplated by this Agreement and the Offering Documents and no qualification of an indenture under the Trust Indenture Act of 1939, as amended, is required for the offer and sale of the Offered Notes in the manner contemplated by this Agreement and the Offering Documents.

(xx) Assuming the accuracy of the representations and warranties and the performance of the covenants in this Agreement on the part of the Initial Purchaser, any sale of an Offered Note or an interest in one made by WEST or any person acting on its behalf (other than the Initial Purchaser, any affiliate of the Initial Purchaser or anyone acting on its or their behalf, as to whom WEST makes no representation) outside the United States, its territories and possessions, to a non-U.S. Person has been and will be so made in accordance with Regulation S under the Act. With respect to such Offered Note, WEST and any of its affiliates, and any person acting on its or their behalf has complied with and will implement “offering restrictions” within the meaning of Rule 902 under the Act.

(xxi) WEST has not offered and shall not offer the Offered Notes except in accordance with this Agreement.

(xxii) Each certificate representing an Offered Note shall bear the applicable legend set forth under the caption “Transfer Restrictions” in the Final Offering Memorandum for the time period and upon the other terms stated in the Final Offering Memorandum.

(xxiii) None of the proceeds of the sale of the Offered Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any “margin securities” as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System, as amended (the “Federal Reserve Board”), for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security, or for any other purpose which might cause any of the Offered Notes to be considered a “purpose credit” within the meanings of Regulation G, T, U or X of the Federal Reserve Board.

(xxiv) WEST has not taken, nor will it take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Offered Notes.

(xxv) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21 E of the Exchange Act) contained in the Preliminary Private Placement Memorandum or the Final Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(xxvi) Except as disclosed in the Offering Documents, there are no contracts, agreements or understanding between Willis, WEST or any subsidiary thereof and any other person that would give rise to a valid claim against Willis, WEST, any subsidiary thereof or the Initial Purchaser for a brokerage commission, finder’s fee or other like payment.

(d) The Initial Purchaser represents and warrants to and agrees with Willis and WEST that:

(i) It is an “accredited investor” within the meaning of Regulation D under the Securities Act.

(ii) It acknowledges that the Offered Notes have not been registered under the Act and may not be offered or sold (A) within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Act, and (B) otherwise in accordance with Regulation S.

(iii) It has offered and sold the Offered Notes, and will offer and sell the Offered Notes (i) as part of its distribution at any time, and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Act.

(iv) It will not solicit any offer to resell to any person any Offered Note or an interest in one (in the United States, its territories and possessions, or to, or for the account or benefit of, a U.S. Person) unless:

•     the Initial Purchaser reasonably believes that such person at the time is a Qualified Institutional Buyer that would purchase the Offered Note or interest therein for its own account or the account of another Qualified Institutional Buyer; or

•      the resulting purchase transaction is otherwise exempt from the registration requirements of the Act and such person is an Institutional Accredited Investor.

(v) It has not offered and will not offer to any person any Offered Note or an interest in one (in the United States, its territories and possessions, or to, or for the account or benefit of, a U.S. Person) by any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Act), including any advertisement, article, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or advertising (as those terms are used in Regulation D promulgated pursuant to the Act).

(vi) With respect to any Offered Notes (or interest therein) sold outside the United States, its territories and possessions, to non-U.S. Persons, the Initial Purchaser has offered and will offer and sell the Offered Notes only in accordance with Rule 903 of the Act, and accordingly, none of the Initial Purchaser, any affiliate of the Initial Purchaser, or anyone acting on its or their behalf has made or will make any directed selling efforts in the United States, its territories and possessions, within the meaning of Rule 902 of the Act, and each have complied and will comply with the offering restrictions requirements of Regulation S.

(vii) In addition, the Initial Purchaser has not taken, and will not take, any other action that would render the disposition of any Offered Note a violation of Section 5 of the Act or any state securities law, or would require registration or qualification pursuant any of them. The Initial Purchaser will not act, nor has it authorized nor will it authorize any person to act, in any manner described in the prior two sentences with respect to the Offered Notes.

(viii) It

(A) has not offered or sold and, prior to the expiry of the period of six months from the Closing Date, shall not offer or sell any Offered Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995,

(B) has only communicated or caused to be communicated and shall only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Offered Notes in circumstances in which section 21(1) of the FSMA does not, if WEST were not an authorized person, apply to WEST, and

(C) has complied and shall comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Notes in, from or otherwise involving the United Kingdom.

5.  Certain Agreements of WEST. WEST covenants and agree with the Initial Purchaser as follows:

(a) WEST shall advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Documents and shall not amend or supplement the Offering Documents without the Initial Purchaser’s consent, such consent not to be unreasonably withheld or delayed. Neither the consent of the Initial Purchaser, nor the Initial Purchaser’s delivery on behalf of WEST of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

(b) WEST shall immediately notify the Initial Purchaser, and confirm such notice in writing, if at any time during the Offering Period or the Resale Period, any material changes in or affecting the business, operation, financial condition, properties or assets of either WEST or Willis which (i) make any statement in the Offering Documents false or misleading or (ii) are not disclosed in the Offering Documents.

(c) In addition, if at any time during the Offering Period or the Resale Period, any event occurs or condition exists as a result of which it is necessary to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements in them, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Final Offering Memorandum to comply with applicable law, WEST will promptly furnish the Initial Purchaser an amendment or supplement to the Offering Documents as may be necessary to correct such statement or remedy such omission or otherwise comply with law, together with, if requested by the Initial Purchaser, a certificate of an officer or trustee of WEST as to the material accuracy and lack of material omission of the Offering Documents as so amended or supplemented (it being understood that, if such event relates solely to the activities of the Initial Purchaser, or if the Initial Purchaser shall not have completed the resale of the Offered Notes within 60 days of the Closing Date, then the Initial Purchaser shall be responsible for the expense of preparing any such amendment or supplement). Notwithstanding the foregoing, WEST shall not be obligated to prepare any amendments or supplements to the Offering Documents to reflect any reductions in the principal balances of the Offered Notes occurring after the Closing Date (or any information based on the reduced principal balances, including any hypothetical payment scenarios).

(d) During the Offering Period and the Resale Period, upon the request of the Initial Purchaser, WEST will furnish to the Initial Purchaser copies of the Offering Documents and the Related Documents and all amendments or supplements to them, in each case as soon as available and in the quantities the Initial Purchaser reasonably requests.

(e) For a period of two years after the Closing Date, upon the request of the Initial Purchaser, WEST shall furnish to the Initial Purchaser, as soon as available, a copy of each report regarding the Offered Notes that is prepared pursuant to the Indenture or the Servicing Agreement or Administrative Agency Agreement, furnished to WEST and mailed to the holders of the Offered Notes.

(f) For a period of two years after the Closing Date, WEST will furnish to holders and prospective purchasers of the Offered Notes, upon request, information satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act.

(g) WEST will use its best efforts, in cooperation with the Initial Purchaser, to arrange for the qualification of the Offered Notes for sale under the laws of any jurisdictions in the United States, Canada and the United Kingdom that the Initial Purchaser designates and will continue those qualifications in effect so long as required for the distribution of the Offered Notes through the Initial Purchaser. However, WEST will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(h) For two years after the Closing Date, WEST will furnish to the Initial Purchaser and any holder of Offered Notes a copy of the restrictions on transfer applicable to the Offered Notes upon request.

(i) WEST will use its best efforts, in cooperation with the Initial Purchaser, to cause the Offered Notes to be made eligible for trading in The Portal(SM) Market of The Nasdaq Stock Market, Inc., and to list the Offered Notes on the Luxembourg Stock Exchange.

(j) WEST agrees that it shall not make any offer or sale of securities if, as a result of the doctrine of “integration” referred to in Rule 502 promulgated under the Act, such offer or sale could be deemed to render invalid (for the purpose of (i) the sale of the Offered Notes to the Initial Purchaser or (ii) the resale of the Offered Notes by the Initial Purchaser to others) the exemption from the registration requirements of the Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

(k) Until the expiration of one year after the original issuance of the Offered Notes, WEST shall not resell any Offered Notes which are “restricted securities” (as such term is defined under Rule 144(a)(3) under the Act) that have been re-acquired by WEST and shall immediately upon any purchase of any such Offered Notes submit such Offered Notes to the Indenture Trustee for cancellation.

(1) WEST shall use the net proceeds received by it from the sale of the Offered Notes in the manner specified in the Final Offering Memorandum under “Use of Proceeds”.

(m) During the Offering Period and the Resale Period, WEST shall not, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any debt securities or guarantees of debt securities of WEST, or any securities convertible or exchangeable into or exercisable for any debt securities or guarantees of debt securities of WEST, or any securities convertible or exchangeable into or exercisable for any debt security or guarantee of debt securities of WEST, except as described in or contemplated by the Final Offering Memorandum.

(n) To the extent that the ratings provided on the Offered Notes are conditional upon the furnishing of documents or the taking of other actions by WEST, then WEST shall use its reasonable best efforts to furnish such documents and take any other such action.

6.  Conditions to the Obligations of the Initial Purchaser. The obligation of the Initial Purchaser to purchase and pay for the Offered Notes as provided in this Agreement is subject to:

•      the accuracy of the representations and warranties on the part of Willis and WEST in this Agreement as of today and as of the Closing Date,

•      the accuracy of the statements of Willis and WEST made in any certificates delivered pursuant to this Agreement,

•      the performance by WEST and Willis of their respective obligations under this Agreement, and

•      the satisfaction of the following additional conditions with respect to the Offered Notes:

(a) The Initial Purchaser shall have received the Offering Documents, including the Final Offering Memorandum.

(b) there shall not have occurred any of the following:

(i) any material adverse change, or any development or event involving a known prospective change, in the business, operations, financial condition, properties or assets of

•      Willis,

•      WEST, or

•      the initial Engine portfolio, taken as a whole;

the effect of which is, in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Offered Notes on the terms and in the manner contemplated by this Agreement and the Final Offering Memorandum;

(ii) any downgrading in the rating of any debt securities (or preferred stock) of Willis or any of its subsidiaries by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities (or preferred stock) of Willis or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of the rating);

(iii) any material adverse change in U.S. or international financial, political, or economic conditions or currency exchange rates or exchange controls that would, in the reasonable judgment of the Initial Purchaser, be likely to prejudice materially the success of the proposed issue, sale, or distribution of the Offered Notes, whether in the primary market or in respect of dealings in the secondary market;

(iv) the suspension or limitation of trading generally on the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market System, the Chicago Board of Options Exchange or the Chicago Board of Trade or the fixing of minimum or maximum prices or maximum ranges for trading by any such exchange or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority;

(v) any banking moratorium declared by U.S. Federal or New York authorities;

(vi) any major disruption of settlements of securities or clearance services in the United States;

(vii) any attack on, outbreak, or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress, or any other national or international calamity or emergency if, in the judgment of the Initial Purchaser, the effect of the attack, outbreak, escalation, act, declaration, calamity, or emergency makes it impractical or inadvisable to proceed with completion of the offering or resale of the Offered Notes; or

(viii) a change or development involving a prospective change in United States taxation affecting WEST, the Offered Notes or the transfer thereof or the imposition of exchange controls by the United States, if, in the judgment of the Initial Purchaser, the effect of such event makes it impracticable or inadvisable to proceed with completion of the offering or resale of the Offered Notes.

(c) The Initial Purchaser shall have received from each of Willis and WEST a certificate, dated the Closing Date and executed by their respective executive officers (or, in the case of WEST, a trustee), to the effect that:

(i) the representations and warranties of Willis or WEST, as applicable, in this Agreement are accurate in all material respects as of the Closing Date with the same effect as if made on the Closing Date; and

(ii) Willis and WEST, as applicable, have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or before the Closing Date.

(d) The Initial Purchaser shall have received

(i) with respect to Willis a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than ten days before the Closing Date,

(ii) with respect to WEST a good standing certificate from the Secretary of State of the State of Delaware, dated not earlier than ten days before the Closing Date, and

(iii) with respect to WEST Funding, a good standing certificate from the Secretary of State of Delaware, dated not earlier than ten days before the Closing Date.

(e) The Initial Purchaser shall have received from the Secretary or an assistant secretary (or equivalent officer) of Willis, in the officer’s individual capacity, a certificate, dated the Closing Date, to the effect that:

(i) each individual who, as an officer or representative of Willis, signed this Agreement, any Related Document or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated in this Agreement or in the Related Documents, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified, and acting as such officer or representative, and the signature of the individual appearing on the documents and certificates is the officer’s genuine signature; and

(ii) no event (including any act or omission on the part of Willis) has occurred since the date of the good standing certificate referred to in paragraph (c) above that has affected the good standing of Willis under the laws of the State of Delaware.

Such certificate shall be accompanied by accurate copies (certified as such by the Secretary or an assistant secretary of Willis) of the organizational documents of Willis, as in effect on the Closing Date, and of the resolutions of Willis and any required consent relating to the transactions contemplated in this Agreement and the Related Documents.

(f) The Initial Purchaser shall have received from the Secretary or an assistant secretary of WEST (or of a trustee for WEST), in such person’s individual capacity, a certificate, dated the Closing Date, to the effect that:

(i) each individual who, as an officer or representative of WEST, signed this Agreement, any Related Document, or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated in this Agreement or in the Related Documents, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified, and acting as such officer or representative, and the signature of the individual appearing on the documents and certificates is the officer’s genuine signature; and

(ii) no event (including any act or omission on the part of WEST) has occurred since the date of the good standing certificate referred to in paragraph (c) above that has affected the good standing of WEST under the laws of the State of Delaware.

Such certificate shall be accompanied by accurate copies (certified as such by the Secretary or an assistant secretary of WEST) of the trust agreement of WEST, as in effect on the Closing Date, and of the resolutions of WEST, and of any required consent relating to the transactions contemplated in this Agreement and the Related Documents.

(g) The Initial Purchaser shall have received from the Secretary or an assistant secretary of WEST Funding, in the officer’s individual capacity, a certificate, dated the Closing Date, to the effect that:

(i) each individual who, as an officer or representative of WEST Funding or a subsidiary thereof, signed the relevant Related Document to which it is a party, or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated in the Related Documents, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified, and acting as such officer or representative, and the signature of the individual appearing on the documents and certificates is the officer’s genuine signature; and

(ii) no event (including any act or omission on the part of WEST Funding or such subsidiary thereof has occurred since the date of the good standing certificate referred to in paragraph (c) above that has affected the good standing of it or such subsidiary under the laws of its chartering jurisdiction (to the extent such concept is relevant to such subsidiary).

Such certificate shall be accompanied by accurate copies (certified as such by the Secretary or an assistant secretary of WEST Funding) of the relevant organizational documents of WEST Funding and each such subsidiary, as in effect on the Closing Date, and of the resolutions of WEST Funding and (if relevant) each such subsidiary, and of any required consent relating to the transactions contemplated in the Related Documents.

(h) The Initial Purchaser shall have received opinions, dated the Closing Date, from (i) Pillsbury Winthrop Shaw Pittman LLP, in its capacity as special counsel for Willis, WEST and its subsidiaries party to any Related Document, (ii) the General Counsel of Willis (as to entity-specific matters traditionally covered by internal counsel in asset-backed Rule 144A debt offerings), and (iii) such other law firms reasonably acceptable to the Initial Purchaser and its counsel, substantially to the effect that:

(i) WEST has been duly formed, and each of Willis, WEST and any subsidiary thereof party to a Related Document (any, a “WEST Entity”) is validly existing and (if such concept is relevant to such entity) is in good standing under the laws of the state of its formation, with power and authority to own its properties and conduct its business as described in the Offering Documents; and each WEST Entity is duly qualified to do business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

(ii) This Agreement and any Related Document to which any of them is a party, each have been duly authorized, executed and delivered by each WEST Entity party thereto, as applicable; the Offered Notes have been duly authorized, executed, authenticated, issued and delivered; and this Agreement and each Related Document with respect to which a WEST Entity is a party, constitutes a valid and binding agreement of the relevant WEST Entity, enforceable against such WEST Entity in accordance with its terms, subject to the effect of (A) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding inequity or at law) and (B) concepts of materiality, reasonableness, good faith and fair dealings and the discretion of the court before which any proceeding may be brought.

(iii) The Security Trust Agreement creates a valid lien in favor of the Security Trustee upon all of the Collateral as granted thereunder; the Security Trustee for the benefit of the holders of the Offered Notes from time to time will have, upon the filing of certain financing statements, a perfected security interest in the Collateral.

(iv) WEST is not an “investment company” as such term is defined in the Investment Company Act.

(v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Notes, except for security interest filings contemplated in the Security Trust Agreement and such as may be required under state securities laws.

(vi) There are no pending actions, suits or proceedings against or affecting any WEST Entity, or any of their properties that, if determined adversely, would individually or in the aggregate have a material adverse effect on the ability of such WEST Entity to perform its respective obligations under this Agreement or any Related Document to which it is a party; and no such actions, suits or proceedings are, to such counsel’s knowledge, threatened or contemplated.

(vii) The execution, delivery and performance of this Agreement and any other Related Documents to which any WEST Entity is a party, and the issuance and sale of the Offered Notes and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such WEST Entity or any of its properties, or any agreement or instrument to which such WEST Entity is a party or by which such WEST Entity or any of its properties is bound or subject, or the organizational or formation documents of such WEST Entity; and WEST has full power and authority to authorize, issue and sell the Offered Notes as contemplated by this Agreement.

(viii) Such counsel have no reason to believe that the Offering Documents, or any amendment or supplement thereto, as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(ix) Assuming that the representations and warranties of WEST and the Initial Purchaser in this Agreement are accurate, the agreements of WEST and the Initial Purchaser in this Agreement are complied with and the Initial Purchaser has complied with the offering and transfer proceedings and restrictions described in the Final Offering Memorandum, t is not necessary in connection with the offer, sale and delivery of the Offered Notes by WEST to the Initial Purchaser under this Agreement, and the offer, resale and delivery of the Offered Notes by the Initial Purchaser in the manner contemplated by this Agreement and the Final Offering Memorandum, to register the Offered Notes under the Act (it being understood that no opinion is expressed as to any sale subsequent to the initial resales of the Offered Notes by the Initial Purchaser) or to qualify the Indenture under the Trust Indenture Act of 1939, as amended;

(x) The statements in the Final Offering Memorandum with respect to the Related Documents and the Offered Notes, to the extent that they constitute summaries thereof, constitute accurate summaries of the terms thereof in all material respects.

(xi) The statements made in the Final Offering Memorandum under the captions “CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES” and “CERTAIN ERISA CONSIDERATIONS”, to the extent that they constitute matters of law or regulation or legal conclusions, constitute accurate summaries in all material respects;

(xii) Assuming compliance with all the terms specified in the Principal Transaction Agreements and the Amended and Restated Trust Agreement for WEST, the Offered Notes will be classified as debt, and WEST will not be classified as an association (or a publicly traded partnership) taxable as a corporation, in each case for U.S. federal income tax purposes.

(xiii) In the event of a bankruptcy case involving Willis as debtor under the Bankruptcy Code, a court properly presented with the facts would hold that Willis’s transfer of the equity interest in WEST Funding to WEST pursuant to the Asset Transfer Agreement would constitute a transfer of ownership, and not a mere transfer of a security interest securing a borrowing by Willis, and that accordingly such equity interest so transferred (and the property and assets of WEST Funding and its subsidiaries) and the proceeds thereof would not constitute “property of the estate” of the transferor for purposes of Section 541 of the Bankruptcy Code and would not as a result of such bankruptcy case be subject to the automatic stay of Section 362(a) of the Bankruptcy Code.

(xiv) In the event of a bankruptcy case involving Willis as debtor under the Bankruptcy Code, a court properly presented with the facts would not grant an order substantively consolidating the assets and liabilities of WEST and its subsidiaries with those of Willis.

(xv) Such other matters as the Initial Purchaser or its counsel may reasonably request.

(i) The Initial Purchaser shall have received an opinion from counsel or special counsel to the Indenture Trustee, Security Trustee, Backup Servicer and the Backup Administrative Agent, dated the Closing Date and addressing customary entity and agreement enforceability matters, in form and substance reasonably satisfactory to the Initial Purchaser.

(j) On or prior to the Closing Date WEST shall have caused the Engine Mortgages to be filed/registered with the FAA and the Initial Purchaser shall have received from McAfee & Taft, special FAA counsel to WEST, an opinion dated the Closing Date (or the day thereafter) and in customary form as to the occurrence, validity, perfection and priority of such filing/registration under applicable U.S. federal law.

(k) The Initial Purchaser shall have received from Deloitte & Touche, certified public accountants, a letter, dated as of the date of the Final Offering Memorandum, in form and substance reasonably satisfactory to the Initial Purchaser, stating in effect that (using the assumptions and methodology acceptable to the Initial Purchaser, all of which shall be described in such letter) they have recalculated the numbers and percentages in the Final Offering Memorandum as the Initial Purchaser reasonably requests, compared the results of their calculations to the corresponding items in the Final Offering Memorandum, and found each of those numbers and percentages in the Final Offering Memorandum to be in agreement with the results of their calculations.

(1) The Initial Purchaser shall have received all opinions, certificates, and other documents required under any Related Document to be delivered by Willis, WEST or any subsidiary thereof and/or its counsel in connection with the transactions contemplated thereby, and each such opinion shall be dated the Closing Date and addressed to the Initial Purchaser.

(m) The Initial Purchaser shall have received all opinions rendered to Moody’s and/or Fitch by counsel to Willis, WEST and/or any subsidiary thereof, and each such opinion shall be dated the Closing Date and addressed to the Initial Purchaser.

(n) The Offered Notes shall have been rated by Moody’s and Fitch as specified in the Final Offering Memorandum and such ratings shall not have been rescinded.

(o) The Related Documents shall have been duly executed and delivered by the parties thereto.

(p) The Offered Notes shall have been executed by WEST and authenticated by the Indenture Trustee, and the conditions precedent thereto, as set forth in the Indenture, shall have been satisfied.

(q) The Series A2 Notes, the Series B1 Notes, and the Series B2 Notes (each as described in the Offering Documents) shall have been validly issued and delivered to the holders thereof, and all related documentation in connection therewith (including documentation evidencing the commitment by such holders to advance funds to WEST under the unfunded portion of such notes that constitute Warehouse Notes) shall have been validly executed and delivered and be in full force and effect.

(r) The Initial Purchaser shall have received all opinions rendered to the holders/purchasers of the Series A2 Notes, the Series B1 Notes or the Series B2 Notes by counsel to Willis, WEST and/or any subsidiary thereof, and each such opinion shall be dated the Closing Date and addressed to the Initial Purchaser (or a reliance letter with respect thereto shall have been executed and delivered to the Initial Purchaser).

(s) On or prior to the Closing Date, WEST shall have funded the Senior Restricted Cash Account, the Junior Restricted Cash Account, the Engine Reserve Account, the Security Deposit Account, and the Series A1 Interest Reserve Account (if any), in each case as contemplated or described in the Offering Documents.

(t) The conditions to transfer specified in the Asset Transfer Agreement (including without limitation with respect to Security Deposits evidenced by letters of credit) shall have been satisfied as of or prior to the Closing Date.

(u) Custody of “chattel paper” originals of each of the Initial Leases shall have been delivered to the Security Trustee or to a custodian acting as agent of the Security Trustee on or prior to the Closing Date.

(v) The Initial Purchaser shall have received at or prior to the Closing Date subscriptions or committed orders from Eligible Investors sufficient for resale by it on the Closing Date of the entire outstanding principal amount of the Offered Notes (net of any unsold principal amount which the Initial Purchaser, in consultation and agreement with WEST and Willis, agrees to purchase for its own trading book pending its continuing effort to resell such principal amount to Eligible Investors after the Closing Date).

(w) All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident to this Agreement and those proceedings, shall be otherwise reasonably satisfactory in form and substance to the Initial Purchaser and counsel for the Initial Purchaser.

6A. Conditions to the Obligations of WEST. The obligation of WEST to issue the Offered Notes as provided in this Agreement is subject to:

•      the accuracy of the representations and warranties on the part of the Initial Purchaser in this Agreement as of today and as of the Closing Date,

•      the accuracy of the statements of the Initial Purchaser made in any certificates delivered pursuant to this Agreement,

•      the performance by the Initial Purchaser of its obligations under this Agreement, and

•      the satisfaction of the following additional conditions with respect to the Offered Notes:

(a) there shall not have occurred a change or development involving a prospective change in United States taxation affecting WEST, the Offered Notes or the transfer thereof or the imposition of exchange controls by the United States, if, in the judgment of WEST, the effect of such event makes it impractical or inadvisable to proceed with completion of the issuance of the Offered Notes.

(b) WEST shall have received an opinion from counsel or special counsel to the Indenture Trustee, Security Trustee, Backup Servicer and the Backup Administrative Agent, dated the Closing Date and addressing customary entity and agreement enforceability matters, in form and substance reasonably satisfactory to WEST.

(c) The Offered Notes shall have been rated by Moody’s and Fitch as specified in the Final Offering Memorandum and such ratings shall not have been rescinded.

(d) The Related Documents shall have been duly executed and delivered by the parties thereto other than Willis and WEST.

(e) The Series A2 Notes, the Series B1 Notes, and the Series B2 Notes (each as described in the Offering Documents) shall have been validly issued and delivered to the holders thereof, and all related documentation in connection therewith (including documentation evidencing the commitment by such holders to advance funds to WEST under the unfunded portion of such notes that constitute Warehouse Notes) shall have been validly executed and delivered and be in full force and effect.

7. Indemnification and Contribution.

(a) WEST and Willis each agree to indemnify

•      the Initial Purchaser,

•      the directors, officers, employees, and agents of the Initial Purchaser, and

•      each person who controls the Initial Purchaser within the meaning of either the Act or the Exchange Act,

against any and all losses, claims, damages, liabilities, costs, and expenses, joint or several, as the same are incurred, to which they or any of them may become subject (under the Act, the Exchange Act, or otherwise) insofar as such losses, claims, damages, liabilities, costs, and expenses (or actions in respect thereof)

•      arise out of or are based upon any untrue statement or alleged untrue statement of a material fact in the Offering Documents (or in any amendment of them or supplement to them), or

•      arise out of or are based upon the omission or alleged omission to state in them a material fact necessary to make the statements in them, in the light of the circumstances under which they were made, not misleading,

(other than in respect of the information included in the first paragraph under the caption “Plan of Distribution” in the Preliminary Private Placement Memorandum and Final Offering Memorandum, as applicable, being the “Initial Purchaser Information”) (and it being understood that the indemnity obligation in respect of material inaccuracies or omissions as expressed above does not give effect to any exclusions or limitations that may be present in related representations as to same contained herein), and will periodically reimburse each indemnified party for any legal or other expenses reasonably incurred by it (as incurred) in connection with investigating or defending against, settling, compromising or paying any such loss, claim, damage, liability, cost, expense, or action. However, WEST and Willis shall not be liable under this paragraph for any amount paid in settlement of claims without WEST’s consent, which consent shall not be unreasonably withheld.

(b) UBSS and UBSL jointly and severally, as Initial Purchaser, agree to indemnify

•      Willis and WEST,

•      their officers, trustees (in the case of WEST) and directors, and

•      each person who controls Willis or WEST within the meaning of either the Act or the Exchange Act,

against any and all losses, claims, damages, liabilities, costs and expenses to which any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities, costs and expenses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Initial Purchaser Information or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state in the Initial Purchaser Information a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and will periodically reimburse each indemnified party for any legal or other expenses reasonably incurred by it (as incurred) in connection with investigating or defending against, settling, compromising or paying any such loss, claim, damage, liability, cost, expense, or action. However, the Initial Purchaser shall not be liable under this paragraph for any amount paid in settlement of claims without the Initial Purchaser’s consent, which consent shall not be unreasonably withheld.

(c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action covered under Section 7(a) or 7(b) hereof, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 7(a) or 7(b), notify the indemnifying party in writing of the commencement of the action; but the omission to so notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party under this Section (except to the extent that it has been prejudiced in any material respect by such omission) or from any liability that it may have to such indemnified party otherwise than under Section 7(a) or 7(b) hereof. In case any action is brought against any indemnified party and the indemnifying party is notified of its commencement, the indemnifying party shall be entitled to participate in it, and, if it elects by written notice delivered to the indemnified party promptly after receiving the notice referred to in the preceding sentence, the indemnifying party shall be entitled to assume the defense of the action (jointly with any other indemnifying party similarly notified) with counsel reasonably satisfactory to the indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to the indemnified party of its election to so assume the defense of the action, the indemnifying party shall not be liable to the indemnified party under Section 7(a) or 7(b) hereof for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) for the indemnified party), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party at the expense of the indemnifying party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

(d) If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages, liabilities or expenses (or actions or claims in respect thereof) referred to therein, then each indemnifying party under Section 7(a) or 7(b) hereof shall contribute to the amount paid or payable by such indemnified party as incurred as a result of such losses, claims, damages, liabilities or expenses (or actions or claims in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by WEST or Willis on the one hand, and the Initial Purchaser on the other, from the offering of the Offered Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if such indemnified party failed to give notice required under Section 7(c) hereof and such indemnifying party was prejudiced in a material respect by such failure, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of WEST or Willis on the one hand and the Initial Purchaser on the other, in connection with the statements or omissions or breaches of representations, warranties or agreements which resulted in such losses, claims, damages, liabilities or expenses (or actions or claims in respect thereof), as well as any other relevant equitable considerations.

(e) The relative benefits received by Willis and WEST on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the proceeds from the offering of the Offered Notes (before deducting expenses) received by Willis and WEST and the total fee/commission received by the Initial Purchaser bear to the aggregate offering price of the Offered Notes. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information other than the Initial Purchaser Information, on the one hand, or the Initial Purchaser Information on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Willis, WEST and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in subsection (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof).   Notwithstanding the provisions of this subsection (d), the Initial Purchaser shall not be required to make any contribution under this Agreement that in the aggregate exceeds the fee/commission received by the Initial Purchaser pursuant to this Agreement. No person guilty of fraudulent misrepresentation shall be entitled to a contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The indemnity and contribution agreements in this Section shall remain in full force regardless of

(i) any termination of this Agreement,

(ii) any investigation made by Willis, WEST, the Initial Purchaser, any of their respective directors, trustees (in the case of WEST) or officers, or any person controlling any of them, and

(iii) acceptance of and payment for any of the Offered Notes.

8. Termination.

(a) This Agreement shall become effective as of the date first written above and shall remain in force until terminated as provided in this Section 8.

(b) The obligations of the Initial Purchaser under this Agreement shall be terminable by the Initial Purchaser (subject to Section 7(f)), in its absolute discretion and without penalty, by notice given to and received by WEST prior to delivery and payment for the Offered Notes, if prior to that time there shall have occurred and be continuing any of the events described in Section 6(b) hereof.

(c) The obligations of Willis and WEST under this Agreement (other than the obligations under clauses (d), (e) and (f) of Section 2, and subject to Section 7(f)) shall be terminable by Willis and WEST jointly, in their absolute discretion and without penalty, by notice given to and received by the Initial Purchaser if the Closing Date shall not have occurred by August 31, 2005 (and the failure of such Closing Date to occur is not directly attributable to an action or inaction of Willis or WEST).

(d) If the Initial Purchaser terminates its obligations under this Agreement in accordance with this Section 8, or if Willis and WEST terminate their obligations under the Agreement in accordance with this Section 8, Willis and WEST each agree to reimburse the Initial Purchaser for all out-of pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Initial Purchaser in connection with the proposed offering of the Offered Notes.

9. Representations, Warranties, Covenants, and Indemnities to Survive Delivery. All representations, warranties, covenants, and indemnities in this Agreement shall remain in full force, regardless of any investigation made by or on behalf of the Initial Purchaser, Willis, WEST or any of the controlling persons referred to in Section 7, and shall survive delivery of and payment for the Offered Notes or termination or cancellation of this Agreement.

10. Notices. All communications under this Agreement will be in writing and effective only on receipt, and

•      if sent to the Initial Purchaser, will be mailed, delivered, or either telegraphed or transmitted by telecopier and confirmed to them c/o UBS Securities LLC, 11th Floor, 1285 Avenue of the Americas, New York, New York 10019, Attention: ABS Banking Group, fax (212) 713 -7999 (or at another address furnished by the Initial Purchaser to Willis and WEST in accordance with this Section 10);

•      if sent to Willis, delivered or either telegraphed or transmitted by telecopier and confirmed to it at 2320 Marinship Way, Sausalito, California 94965, Attention: General Counsel, fax (415) 275-5127 (or at another address furnished by Willis to the Initial Purchaser and WEST in accordance with this Section 10); or

•      if sent to WEST, delivered or either telegraphed or transmitted by telecopier and confirmed to it at c/o Willis at 2320 Marinship Way, Sausalito, California 94965, Attention: General Counsel, fax (415) 275-5127 (or at another address furnished by WEST to the Initial Purchaser and Willis in accordance with this Section 10).

11. Amendments, Waivers; Counterparts; Assignment. Neither this Agreement nor any provision of this Agreement may be changed, waived, discharged, or terminated except by a writing signed by a duly authorized officer of the party against whom the change, waiver, discharge, or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

This Agreement is not assignable by any party hereto; provided, however, that the Initial Purchaser may assign this Agreement, or any of its rights or obligations hereunder, in writing to any of its respective affiliates, provided that the rights of WEST and Willis shall not be affected by such assignment. Upon an assignment by the Initial Purchaser pursuant to this Section, the Initial Purchaser shall cause the assignee to assume in writing all of its obligations and liabilities hereunder and shall notify WEST and Willis of such assignment. Upon the assumption in writing by the assignee of the Initial Purchaser’s obligations and liabilities hereunder, the Initial Purchaser shall have no further obligations or liabilities hereunder.

12. Successors. This Agreement shall inure to the benefit of and be binding upon its parties and the officers, directors, trustees and controlling persons referred to in Section 7 and their respective successors, and no other person will have any right or obligation under this Agreement.

13. Severability of Provisions. Any part, provision, representation, warranty, or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties to this Agreement waive any provision of law that prohibits or renders void or unenforceable any provision of this Agreement.

14. Submission to Jurisdiction. Each of Willis, WEST and the Initial Purchaser hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan in The City of New York and of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan in The City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, and Willis, WEST and the Initial Purchaser hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Willis, WEST and the Initial Purchaser hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Willis and WEST and the Initial Purchaser agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

15. Waiver of Jury Trial. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY (BUT NO OTHER JUDICIAL REMEDIES) IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

16. Applicable Law. This Agreement shall be construed, interpreted and enforced, in accordance with the internal laws of the State of New York, (including, without limitation, Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) without giving effect to the conflict of laws principles thereof.

17. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter of this Agreement, and supersedes all prior negotiations, agreements and understandings (including, as to the agreements between Willis and UBS to the extent relating to the subject matter addressed in this Agreement, as set forth in the letter agreement of July 23, 2004 among Willis, the Initial Purchaser and Fortis Bank (Nederland) N.V.) with respect thereto.

[signatures follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart of this Agreement, whereupon this Agreement along with all counterparts will become a binding agreement between Willis, WEST and the Initial Purchaser in accordance with its terms.

Very truly yours,

WILLIS ENGINE SECURITIZATION TRUST

By:	/s/ Monica J. Burke
Name:
	Title:	Trustee

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Monica J. Burke
	Name:	Monica J. Burke
	Title:	Executive Vice President Chief Financial Officer

Accepted at New York, New York, as of the date first above written:

UBS SECURITIES LLC		UBS LIMITED

By:		By:
	Name:		Name:
	Title:		Title:

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart of this Agreement, whereupon this Agreement along with all counterparts will become a binding agreement between Willis, WEST and the Initial Purchaser in accordance with its terms.

Very truly yours,

WILLIS ENGINE SECURITIZATION TRUST

By:
Name:
Title:

WILLIS LEASE FINANCE CORPORATION

By:
Name:
Title:

Accepted at New York, New York, as of the date first above written:

UBS SECURITIES LLC			UBS LIMITED

By:	/s/ Berlage		By:	/s/ Ian Pearce
	Name:	BERLAGE		Name:	IAN PEARCE
	Title:	DIRECTOR		Title:	ASSOCIATE DIRECTOR

By:	/s/ M. Shahmohammed		By:	/s/ Paul Hevrman
	Name:	M. SHAHMOHAMMED		Name:	PAUL HEVRMAN
	Title:	EXECUTIVE DIRECTOR		Title:	EXECUTIVE DIRECTOR

SCHEDULE A

98.5% of par (principal amount of $200,000,000)